Short-term investments	9 Months Ended
Sep. 30, 2019
Short Term Investment [Abstract]
Short-term investments
5.	Short-term investments

Short-term investments primarily comprise of the time deposits with original maturities between three months and one year. For the nine months ended September 30, 2018 and 2019, the Group recorded the interest income of $0.5 million and $4.9 million from the short-term investments in the unaudited condensed consolidated statements of operations.